Exhibit 10.1

AV HOMES, INC.

SECURITIES PURCHASE AGREEMENT

                    (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is purchasing New Notes (as defined below) hereunder, an “Investor”), enters into this Securities Purchase Agreement (the “Agreement”) with AV Homes, Inc., a Delaware corporation (the “Company”) on June 17, 2015 whereby the Investors will purchase the Company’s new 6.00% Senior Convertible Notes due 2020 (the “New Notes”) that will be issued pursuant to the provisions of an Indenture dated as of February 4, 2011 (the “Base Indenture”) between the Company and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as Trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture thereto, to be dated as of or around June 23, 2015 (the “Supplement,” and, together with the Base Indenture and all other supplements thereto, the “Indenture”) between the Company and the Trustee.

On and subject to the terms hereof, the parties hereto agree as follows:

ARTICLE I:

PURCHASE OF THE NEW NOTES

Section 1.1 Purchase of the New Notes. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), each Investor hereby irrevocably subscribes for and agrees to purchase, and the Company hereby agrees to issue to each such Investor, the principal amount of the New Notes set forth on Exhibit A hereto (the “Investors’ New Notes”) for the aggregate consideration set forth on Exhibit A hereto (the “Purchase Consideration”). The Purchase Consideration may include (a) an amount in cash (such Purchase Consideration, the “Cash Consideration”), (b) a specified principal amount of the Company’s 7.50% Senior Convertible Notes due 2016 or the Company’s 7.50% Senior Exchange Convertible Notes due 2016 (collectively, the “Existing Notes”) (such Purchase Consideration, the “Exchanged Notes”) or (c) a combination of Cash Consideration and Exchanged Notes. If all or any part of such Purchase Consideration includes any Existing Notes, the Investor will be an “Exchanging Investor” for purposes of this Agreement. The transactions contemplated by this Agreement, including the issuance and delivery of the New Notes, any exchange of the Existing Notes, and the payment of any other Purchase Consideration, are collectively referred to herein as the “Transactions.”

Section 1.2 Accrued but Unpaid Interest on Exchanged Notes. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Company hereby agrees to pay to each Exchanging Investor an amount in cash equal to the accrued but unpaid interest on such Investor’s Exchanged Notes, as set forth on Exhibit A hereto (such amount, the “Interest Settlement”).

Section 1.3 Closing. The closing of the Transactions (the “Closing”) shall occur on a date selected by the Company (the “Closing Date”) no later than three business days after the date of this Agreement. At the Closing, (a) each Exchanging Investor shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes, free and clear of any Liens, (b) each Investor shall deliver or cause to be delivered, by wire transfer of immediately available funds or other means approved by the Company, its Cash Consideration as specified on Exhibit A hereto, and (c) the Company shall deliver to each Investor its principal amount of Investors’ New Notes and its Interest Settlement, if any, as specified on Exhibit A hereto; provided, that the parties acknowledge that the delivery of the Investors’ New Notes to the Investor may be delayed due to procedures and mechanics within the system of the Depository Trust Company (“DTC”) and that such delay will not be a default under this Agreement so long as (i) the Company is using its reasonable best efforts to effect the issuance of one or more global notes representing the New Notes and (ii) interest shall accrue on such New Notes from the Closing Date; provided, further, that if the Company is unable to cause the New Notes to be represented by one or more global notes and issued through DTC after using its reasonable best efforts, such New Notes shall be represented by certificated notes and delivered to each Investor at the address set forth on Exhibit A hereto. The Company may at any time (whether before, simultaneously with or after the Closing) issue New Notes to one or more other holders of outstanding Existing Notes or to other investors, subject to the terms of the Indenture.

ARTICLE II:

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor (and, where specified below, the Undersigned) hereby covenants (solely as to itself), as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and J.P. Morgan Securities LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Investor is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of the name of each Account and, with respect to each such Account, the portion of the aggregate Investors’ New Notes, Cash Consideration, Exchanged Notes and Interest Settlement attributable to it.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Investor and constitutes a legal, valid and binding obligation of the Undersigned and the Investor, enforceable against the Undersigned and the Investor in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Investor’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Investor is a party or by which the Undersigned or the Investor or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Investor.

Section 2.3 Title to the Exchanged Notes. If the Investor is an Exchanging Investor, (a) the Investor is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto; (b) the Investor has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) the Investor has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes, or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (d) upon the Investor’s delivery of its Exchanged Notes to the Company pursuant to the Transactions, such Exchanged Notes shall be free and clear of all Liens created by the Investor.

Section 2.4 Accredited Investor & Qualified Institutional Buyer; Domicile. The Investor is: (i) an “accredited investor” within the meaning of Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. Each Investor is acquiring the New Notes solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes. The address set forth for the Investor on Exhibit A is the Investor’s correct residence or principal place of business (as applicable), and the Investor has no present intention of moving its residence or principal place of business (as applicable) to any other jurisdiction.

Section 2.5 No Affiliate Status. The Investor is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. If the Investor is an Exchanging Investor, to its knowledge, the Investor did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company.

Section 2.6 No Illegal Transactions. Each of the Undersigned and the Investor has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company or J.P. Morgan Securities LLC or any other person regarding the Transactions, this Agreement or an investment in the New Notes or the Company. Each of the Undersigned and the Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the Transactions are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Investor’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Investor’s respective internal policies, (a) “Undersigned” and “Investor” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Investor that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the

Investor’s respective legal or compliance department (and thus have not been privy to any information concerning the Transactions), and (b) the foregoing representations of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Transactions provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Investor acknowledges and agrees that (a) the Investor has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Investor has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, the Company’s planned acquisition of Bonterra Builders, LLC, and the terms and conditions of the Transactions, (c) the Investor has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions and (d) the Investor is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, J.P. Morgan Securities LLC, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, and (B) the representations and warranties made by the Company in this Agreement. The Investor is able to fend for itself in the Transactions; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that investment in the New Notes involves a high degree of risk.

Section 2.8 Private Placement. The Investor understands and acknowledges that the New Notes and the Conversion Shares (as defined below) have not been registered under the Securities Act or any other applicable securities laws, are being offered for sale in transactions not requiring registration under the Securities Act, and unless so registered, are “restricted securities” and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in the New Notes.

Section 2.9 No Public Market. The Investor understands that no public market exists for the New Notes, and that there is no assurance that a public market will ever develop for the New Notes.

ARTICLE III:

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Investors, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Supplement, to perform its obligations hereunder and thereunder, and to consummate the Transactions.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Supplement, substantially in the form of Exhibit B hereto with the addition of the pricing terms described on Exhibit C hereto, will have been duly executed and delivered by the Company and will govern the terms of the New Notes, and the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Validity of the Investors’ New Notes. The Investors’ New Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Investor pursuant to the Transactions against delivery of the Purchase Consideration therefor in accordance with the terms of this Agreement, the Investors’ New Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Investors’ New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Investor’s representations and warranties hereunder, the Investors’ New Notes (a) will be issued in the Transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be permitted to be resold by such Investor pursuant to Rule 144A promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Investors’ New Notes.

Section 3.4 Validity of Underlying Common Stock. The Investors’ New Notes will at the Closing be convertible into shares of Common Stock, par value $1.00 per share, of the Company (the “Conversion Shares”) in accordance with the terms of the Supplement. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Investors’ New Notes and, when issued upon conversion of the Investors’ New Notes in accordance with the terms of the Investors’ New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5 Listing Approval. At the Closing, the Conversion Shares shall be eligible for trading on the NASDAQ Stock Market.

Section 3.6 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Transactions.

ARTICLE IV:

MISCELLANEOUS

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“COMPANY”:

AV HOMES, INC.

By:
Name:	Roger A. Cregg
Title:	President & Chief Executive Officer

[Signature Page to Notes Purchase Agreement – AV Homes, Inc.’s Senior Convertible Notes due 2020]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

[Signature Page to Notes Purchase Agreement – AV Homes, Inc.’s Senior Convertible Notes due 2020]

EXHIBIT A

Investors

Investor Name and Address	Investors’ New Notes (principal amount of New Notes to be issued)	Purchase Consideration		Interest Settlement (cash payment of accrued but unpaid interest on Exchanged Notes)
		Cash Consideration (new cash investment)	Exchanged Notes (principal amount and series of Existing Notes to be exchanged)

EXHIBIT B

Form of Third Supplemental Indenture

Attached.

EXHIBIT C

Pricing Term Sheet

Attached.